NATIONWIDE MUTUAL FUNDS

Nationwide Geneva Mid Cap Growth Fund

Supplement dated March 10, 2021

to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective March 11, 2021:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees(1)	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.23%	0.22%	0.12%	0.25%
Total Annual Fund Operating Expenses	1.10%	1.84%	0.74%	0.87%

(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective March 11, 2021.

2.	The table under the heading “Example” beginning on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$905	$1,146	$1,838
Class C Shares	287	579	995	2,159
Class R6 Shares	76	237	411	918
Institutional Service Class Shares	89	278	482	1,073

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$187	$579	$995	$2,159

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE